Subsequent Event	12 Months Ended
Dec. 31, 2017
Disclosure of events after reporting period [Abstract]
Subsequent Event

20.	SUBSEQUENT EVENT
Subsequent to December 31, 2017, AuRico Metals was acquired by a third party for CAD$1.80 per share. The Company received $22.1 million in proceeds on its investment, resulting in a gain of $13.2 million, based on an average cost of CAD$0.72 per share. In addition, the Company disposed of its position in Corex for $2.6 million or CAD$0.13 per share, resulting in a gain of $0.6 million, based on an average cost of CAD$0.10 per share. These gains will be recorded within equity in the first quarter of 2018.